Exhibit 99.1

Kennedy Wilson Reports 2Q 2011 Earnings

Contact:	Christina Cha
Director of Corporate Communication
Kennedy Wilson
(310) 887-6294
ccha@kennedywilson.com
www.kennedywilson.com

9701 Wilshire Blvd. Suite 700

Beverly Hills, CA 90212

NEWS RELEASE

KENNEDY WILSON REPORTS SECOND QUARTER 2011 EARNINGS

BEVERLY HILLS, Calif. (August 8, 2011) - Kennedy-Wilson Holdings, Inc. (NYSE: KW) (“Kennedy Wilson” or the “Company”), an international real estate investment and services company, today reported a second quarter 2011 net loss attributable to common shareholders of $2.4 million (or $0.06 per basic and diluted share) compared to net income attributable to common shareholders of $8.5 million (or $0.22 per basic and $0.20 per diluted share) for the same period in 2010. Net loss attributable to common shareholders, adjusted for the non-recurring common stock issuance discount treated as a preferred dividend and stock-based compensation expense, was $0.5 million (or $0.01 per basic share) compared to income of $10.5 million (or $0.27 per basic share) for the same period in 2010.

The Company’s earnings before interest, taxes, depreciation and stock-based and merger-related compensation expense (“Adjusted EBITDA”) for the three and six months ended June 30, 2011 were $17.5 million and $32.6 million, respectively, compared to $24.8 million and $30.6 million for the same periods in 2010, respectively.

Q2 2011 Highlights

Investments

•	The Company’s quarter-end cash position was $191 million and total assets on its balance sheet topped $700 million for the first time in history.

•

Kennedy Wilson’s investment account (the Company’s equity in real estate and loan investments) increased by $95.7 million, or 26.3%, to $459.4 million at June 30, 2011 from $363.7 million as of December 31, 2010.

Services

•	The Company’s Assets Under Management (“AUM”) increased from approximately $7 billion at December 31, 2010 to approximately $10 billion at June 30, 2011.

•	Kennedy Wilson auctioned and conventionally sold approximately $180 million of properties in CA, OR, WA, FL, TX, NC through June 30, 2011.

Kennedy Wilson Reports 2Q 2011 Earnings

Europe

•

Kennedy Wilson Europe was established with offices in Dublin, Ireland and London, England, also securing a contract to manage approximately $2.3 billion of real estate primarily located in Western Europe.

•	In July, Kennedy Wilson acted as an advisor on the $1.5 billion equity investment in the Bank of Ireland.

Adjusted EBITDA Metrics

•	During the six months ended June 30, 2011, the Company achieved an Adjusted EBITDA of $32.6 million, a 6.5% increase from $30.6 million for the same period in 2010.

•	During the six months ended June 30, 2011, Kennedy Wilson’s investments segment achieved an Adjusted EBITDA of $30.5 million, a 10.1% increase from $27.7 million for the same period in 2010.

•	During the six months ended June 30, 2011, Kennedy Wilson’s services segment achieved an Adjusted EBITDA of $3.3 million, a 0.7% decrease from $3.4 million for the same period in 2010.

Robust Acquisition Program

•

During the six months ended June 30, 2011, the Company, through consolidated and joint venture investments, closed or is under contract to close approximately $738 million of real estate acquisitions through direct and joint venture investments. The Company’s acquisitions since 2010 total approximately $2.8 billion.

Accessed Debt Financing and Capital Markets

•	Since November 2009, the Company has raised approximately $3.4 billion of corporate capital and joint venture equity to pursue its investment program.

•	In April 2011, the Company completed the sale and issuance of $250 million in aggregate principal amount of senior notes.

•

During the six months ended June 30, 2011, the Company, through consolidated and joint venture investments, completed $427 million of property level financings in the United States and Japan at a weighted average interest rate of 3.14%.

•	In June 2011, the Company issued 4.8 million shares of common stock to institutional investors for gross proceeds of $51.4 million.

Significant Multifamily Platform

•

Kennedy Wilson’s current multifamily platform consists of 12,906 units within 78 apartment communities. The Company owns 204 units through consolidated subsidiaries and has equity investments in joint ventures that own 12,702 units. The units are located in California (54%), the Pacific Northwest (28%), and Japan (18%).

•

The Company’s multifamily portfolio is 94% occupied and, on a trailing 12-month basis produced an annualized net operating income of $123 million (annualized for communities purchased in 2011 and stabilized for one community in lease-up). The current debt associated with these properties is approximately $1.4 billion, and Kennedy-Wilson’s aggregate equity investment in the portfolio is

Kennedy Wilson Reports 2Q 2011 Earnings

approximately 32% of the total equity invested in the portfolio. In many cases, in addition to its ownership percentage, the Company has a promoted interest in the profits of these investments. Management believes that the Company’s multifamily investments are generally in supply constrained markets that will experience rent growth over the next several years.

•	On May 6, 2011, a joint venture owned by Kennedy Wilson and its partners sold a 286-unit multifamily project in Anaheim, CA at a 4.8% capitalization rate.

“The company has continued its growth strategy through the first half of 2011, increasing its AUM to approximately $10 billion,” said William McMorrow, chairman and CEO of Kennedy Wilson. “We ended the second quarter with the highest cash balance in our history and continue to build recurring income through the expansion of our services business and investment platform.”

Conference Call and Webcast Details

The Company will hold a live conference call and webcast to discuss results at 7:00 a.m. Pacific Time/10:00 a.m. Eastern Time on Tuesday, August 9.

The direct dial-in number for the conference call is (800) 599-9829 for U.S. and Canada callers and (617) 847-8703 for international callers. The access code for the live call is 84422326.

A replay of the call will be available for one week beginning two hours after the live call and can be accessed by (888) 286-8010 for U.S. and Canada callers and (617) 801-6888 for international callers. The access code for the replay is 98422348.

The webcast will be available at: http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=217898&eventID=4156824. A replay of the webcast will be available two hours after the original webcast on the Company’s investor relations web site for one year.

About Kennedy Wilson

Founded in 1977, Kennedy Wilson is an international real estate investment and services company headquartered in Beverly Hills, CA with 23 offices in the U.S., Europe and Japan. The company offers a comprehensive array of real estate services including auction, conventional sales, property services and investment management. Through its fund management and separate account businesses, Kennedy Wilson is a strategic investor of real estate investments in the U.S., Europe and Japan. For further information on Kennedy Wilson, please visit www.kennedywilson.com.

Forward-Looking Statements

Statements made by us in this report and in other reports and statements released by us that are not historical facts constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are necessarily estimates reflecting the judgment of our senior management based on our current estimates, expectations, forecasts and projections and include comments that express our current opinions about trends and factors that may impact future operating results. Disclosures that use words such as “believe,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. These statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of our control, and involve known and unknown risks and uncertainties that could cause our actual results, performance or achievement, or industry results, to differ materially from any future results, performance

Kennedy Wilson Reports 2Q 2011 Earnings

or achievements, expressed or implied by such forward-looking statements. These risks and uncertainties may include these factors and the risks and uncertainties described elsewhere in this report and other filings with the Securities and Exchange Commission (the “SEC”), including the Item 1A. “Risk Factors” section of our annual report on Form 10-K for the year ended December 31, 2010. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in the context of the various disclosures made by us about our businesses including, without limitation, the risk factors discussed in our filing with the SEC. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions, or otherwise.

Non-GAAP Financial Information

In addition to the results reported in accordance with U.S. generally accepted accounting principles (GAAP) included within this press release, Kennedy Wilson has provided certain information, which includes non-GAAP financial measures (proforma Statements of Income, Adjusted Net (Loss) Income Attributable to Kennedy Wilson Common Shareholders, Basic Adjusted Net (Loss) Income Attributable to Kennedy Wilson Common Shareholders Per Share, EBITDA and Adjusted EBITDA). Such information is reconciled to its closest GAAP measure in accordance with the SEC rules and is included in the attached supplemental data. Management believes that these non-GAAP financial measures are useful to both management and the Company’s shareholders in their analysis of the business and operating performance of the Company. Management also uses this information for operational planning and decision-making purposes. Non-GAAP financial measures are not and should not be considered a substitute for any GAAP measures. Additionally, non-GAAP financial measures as presented by Kennedy Wilson may not be comparable to similarly titled measures reported by other companies.

Tables Follow

Kennedy Wilson Reports 2Q 2011 Earnings

Kennedy-Wilson Holdings, Inc. and Subsidiaries

Consolidated Balance Sheets

	June 30, 2011	December 31, 2010
	(unaudited)
Assets
Cash and cash equivalents	$191,218,000	$46,968,000
Accounts receivable	2,424,000	2,097,000
Accounts receivable — related parties	6,908,000	7,062,000
Notes receivable	11,190,000	20,264,000
Notes receivable — related parties	8,680,000	3,837,000
Real estate, net	115,443,000	82,701,000
Investments in joint ventures ($44,421,000 and $34,687,000 carried at fair value as of June 30, 2011 and December 31, 2010)	334,091,000	266,886,000
Loan pool participations	28,262,000	25,218,000
Other assets	18,821,000	8,850,000
Goodwill	23,965,000	23,965,000

Total assets	$741,002,000	$487,848,000

Liabilities and equity
Liabilities
Accounts payable	$871,000	$1,504,000
Accrued expenses and other liabilities	18,520,000	9,064,000
Accrued salaries and benefits	3,959,000	10,721,000
Accrued and deferred tax liability	26,773,000	25,871,000
Senior notes payable	249,357,000	—
Notes payable	—	24,783,000
Borrowings under line of credit	—	27,750,000
Mortgage loans payable	38,217,000	35,249,000
Junior subordinated debentures	40,000,000	40,000,000

Total liabilities	377,697,000	174,942,000

Equity
Cumulative preferred stock, $0.0001 par value: 1,000,000 shares authorized $1,000 per share liquidation preference,
6.00% Series A, 100,000 shares issued as of June 30, 2011 and December 31, 2010, mandatorily convertible on May 19, 2015	—	—
6.46% Series B, 32,550 shares issued as of June 30, 2011 and December 31, 2010, mandatorily convertible on November 3, 2018	—	—
Common stock, $0.0001 par value: 125,000,000 shares authorized, 46,089,646 and 41,177,658 shares issued and 44,974,706 and 40,179,906 shares outstanding as of June 30, 2011 and December 31, 2010, respectively	5,000	4,000
Additional paid-in capital	337,803,000	284,669,000
Retained earnings	12,561,000	17,777,000
Accumulated other comprehensive income	9,250,000	9,043,000
Common stock held in treasury, at cost, $0.0001 par value, 1,114,940 and 1,111,690 held at June 30, 2011 and December 31, 2010, respectively	(11,337,000)	(11,301,000)

Total Kennedy-Wilson Holdings, Inc. shareholders’ equity	348,282,000	300,192,000
Noncontrolling interests	15,023,000	12,714,000

Total equity	363,305,000	312,906,000

Total liabilities and equity	$741,002,000	$487,848,000

Kennedy Wilson Reports 2Q 2011 Earnings

Kennedy-Wilson Holdings, Inc. and Subsidiaries

Consolidated Statements of Operations and Comprehensive (Loss) Income

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2011	2010	2011	2010
Revenue
Management and leasing fees	$2,346,000	$2,088,000	$4,795,000	$4,213,000
Management and leasing fees — related party	2,600,000	3,478,000	5,162,000	5,760,000
Commissions	1,962,000	998,000	3,513,000	2,380,000
Commissions — related party	647,000	1,854,000	1,657,000	2,285,000
Sale of real estate	—	—	417,000	3,937,000
Rental and other income	955,000	628,000	1,693,000	1,297,000

Total revenue	8,510,000	9,046,000	17,237,000	19,872,000
Operating expenses
Commission and marketing expenses	736,000	998,000	1,373,000	1,769,000
Compensation and related expenses	8,257,000	7,884,000	16,089,000	16,986,000
Cost of real estate sold	—	—	397,000	2,714,000
General and administrative	3,040,000	3,048,000	5,853,000	4,806,000
Depreciation and amortization	463,000	296,000	897,000	581,000
Rental operating expenses	642,000	283,000	1,053,000	524,000

Total operating expenses	13,138,000	12,509,000	25,662,000	27,380,000
Equity in joint venture income (loss)	2,551,000	(686,000)	7,807,000	(29,000)
Interest income from loan pool participations and notes receivable	2,241,000	3,090,000	4,787,000	3,741,000

Operating income (loss)	164,000	(1,059,000)	4,169,000	(3,796,000)
Non-operating income (expense)
Interest income	152,000	52,000	190,000	115,000
Interest income — related party	249,000	168,000	477,000	386,000
Remeasurement gain	6,348,000	2,108,000	6,348,000	2,108,000
Gain on extinguishment of debt	—	16,670,000	—	16,670,000
Interest expense	(6,228,000)	(2,180,000)	(7,757,000)	(4,294,000)

Income before provision for income taxes	685,000	15,759,000	3,427,000	11,189,000
Provision for income taxes	(172,000)	(5,950,000)	(835,000)	(3,952,000)

Net income	513,000	9,809,000	2,592,000	7,237,000
Net income attributable to the noncontrolling interests	(299,000)	(591,000)	(1,337,000)	(1,159,000)

Net income attributable to Kennedy-Wilson Holdings, Inc.	214,000	9,218,000	1,255,000	6,078,000
Preferred dividends and accretion of preferred stock issuance costs	(2,636,000)	(720,000)	(4,672,000)	(720,000)

Net (loss) income attributable to Kennedy-Wilson Holdings, Inc. common shareholders	(2,422,000)	8,498,000	(3,417,000)	5,358,000
Other comprehensive loss, net of tax	1,094,000	2,382,000	207,000	2,186,000

Total comprehensive (loss) income	$(1,328,000)	$10,880,000	$(3,210,000)	$7,544,000

Basic (loss) income per share
Basic (loss) income attributable to Kennedy-Wilson Holdings, Inc. common shareholders	$(0.06)	$0.22	$(0.09)	$0.14

Weighted average number of common shares outstanding	39,118,313	39,194,046	39,015,395	39,165,380

Diluted (loss) income per share
Diluted (loss) income attributable to Kennedy-Wilson Holdings, Inc. common shareholders	$(0.06)	$0.20	$(0.09)	$0.14

Weighted average number of common shares outstanding	39,118,313	43,434,991	39,015,395	39,165,380

Dividends declared per common share	$0.04	$—	$0.04	$—

Kennedy Wilson Reports 2Q 2011 Earnings

Kennedy-Wilson Holdings, Inc. and Subsidiaries

Proforma Statements of Income

(Unaudited)

	Three Months Ended June 30,
	2011			2010
	Consolidated	Pro Rata Unconsolidated Investments	Proforma Total	Consolidated	Pro Rata Unconsolidated Investments	Proforma Total
Revenue
Management and leasing fees	$4,946,000	$—	$4,946,000	$5,566,000	$—	$5,566,000
Commissions	2,609,000	—	2,609,000	2,852,000	—	2,852,000
Sale of real estate	—	25,009,000	25,009,000	—	249,000	249,000
Rental and other income	955,000	14,940,000	15,895,000	628,000	6,728,000	7,356,000
Interest income	—	3,140,000	3,140,000	—	3,887,000	3,887,000

Total revenue	8,510,000	43,089,000	51,599,000	9,046,000	10,864,000	19,910,000
Operating expenses						—
Commission and marketing expenses	736,000	—	736,000	998,000	—	998,000
Compensation and related expenses	8,257,000	—	8,257,000	7,884,000	—	7,884,000
Cost of real estate sold	—	22,420,000	22,420,000	—	175,000	175,000
General and administrative	3,040,000	—	3,040,000	3,048,000	—	3,048,000
Depreciation and amortization	463,000	3,984,000	4,447,000	296,000	2,205,000	2,501,000
Rental operating expenses	642,000	6,649,000	7,291,000	283,000	3,482,000	3,765,000

Total operating expenses	13,138,000	33,053,000	46,191,000	12,509,000	5,862,000	18,371,000
Equity in joint venture income (loss)	2,551,000	(2,551,000)	—	(686,000)	686,000	—
Interest income from loan pool participations and notes receivable	2,241,000	(2,241,000)	—	3,090,000	(3,090,000)	—

Operating income (loss)	164,000	5,244,000	5,408,000	(1,059,000)	2,598,000	1,539,000
Non-operating income (expense)
Interest income	401,000	(401,000)	—	220,000	(220,000)	—
Remeasurement gain	6,348,000	—	6,348,000	2,108,000	—	2,108,000
Gain on extinguishment of debt	—	—	—	16,670,000	—	16,670,000
Interest expense	(6,228,000)	(4,843,000)	(11,071,000)	(2,180,000)	(2,378,000)	(4,558,000)

Income before provision for income taxes	685,000	—	685,000	15,759,000	—	15,759,000
Provision for income taxes	(172,000)	—	(172,000)	(5,950,000)	—	(5,950,000)

Net income	$513,000	$—	$513,000	$9,809,000	$—	$9,809,000

Kennedy Wilson Reports 2Q 2011 Earnings

Kennedy-Wilson Holdings, Inc. and Subsidiaries

Proforma Statements of Income

(Unaudited)

	Six Months Ended June 30,
	2011			2010
	Consolidated	Pro Rata Unconsolidated Investments	Proforma Total	Consolidated	Pro Rata Unconsolidated Investments	Proforma Total
Revenue
Management and leasing fees	$9,957,000	$—	$9,957,000	$9,973,000	$—	$9,973,000
Commissions	5,170,000	—	5,170,000	4,665,000	—	4,665,000
Sale of real estate	417,000	31,135,000	31,552,000	3,937,000	249,000	4,186,000
Rental and other income	1,693,000	33,422,000	35,115,000	1,297,000	12,385,000	13,682,000
Interest income	—	6,379,000	6,379,000	—	6,087,000	6,087,000

Total revenue	17,237,000	70,936,000	88,173,000	19,872,000	18,721,000	38,593,000
Operating expenses
Commission and marketing expenses	1,373,000	—	1,373,000	1,769,000	—	1,769,000
Compensation and related expenses	16,089,000	—	16,089,000	16,986,000	—	16,986,000
Cost of real estate sold	397,000	27,152,000	27,549,000	2,714,000	175,000	2,889,000
General and administrative	5,853,000		5,853,000	4,806,000	—	4,806,000
Depreciation and amortization	897,000	7,709,000	8,606,000	581,000	4,154,000	4,735,000
Rental operating expenses	1,053,000	12,505,000	13,558,000	524,000	5,970,000	6,494,000

Total operating expenses	25,662,000	47,366,000	73,028,000	27,380,000	10,299,000	37,679,000
Equity in joint venture income (loss)	7,807,000	(7,807,000)	—	(29,000)	29,000	—
Interest income from loan pool participations and notes receivable	4,787,000	(4,787,000)	—	3,741,000	(3,741,000)	—

Operating income (loss)	4,169,000	10,976,000	15,145,000	(3,796,000)	4,710,000	914,000
Non-operating income (expense)
Interest income	667,000	(667,000)	—	501,000	(501,000)	—
Remeasurement gain	6,348,000	—	6,348,000	2,108,000	—	2,108,000
Gain on extinguishment of debt	—	—	—	16,670,000	—	16,670,000
Interest expense	(7,757,000)	(10,309,000)	(18,066,000)	(4,294,000)	(4,209,000)	(8,503,000)

Income before provision for income taxes	3,427,000	—	3,427,000	11,189,000	—	11,189,000
Provision for income taxes	(835,000)	—	(835,000)	(3,952,000)	—	(3,952,000)

Net income	$2,592,000	$—	$2,592,000	$7,237,000	$—	$7,237,000

Kennedy Wilson Reports 2Q 2011 Earnings

Kennedy-Wilson Holdings, Inc. and Subsidiaries

Adjusted Net (Loss) Income Attributable to Kennedy Wilson Common Shareholders

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2011	2010	2011	2010
Net loss attributable to Kennedy-Wilson Holdings, Inc. common shareholders	$(2,422,000)	$8,498,000	$(3,417,000)	$5,358,000
Non-GAAP adjustments:
Add back:
Stock based compensation	1,298,000	2,006,000	2,465,000	3,921,000
Common stock issuance discount treated as preferred dividend	600,000	—	600,000	—
Merger-related compensation expense	—	—	—	2,225,000

Adjusted Net (Loss) Income Attributable to Kennedy Wilson Common Shareholders	$(524,000)	$10,504,000	$(352,000)	$11,504,000

Basic weighted average number of common shares outstanding	39,118,313	39,194,046	39,015,395	39,165,380

Basic Adjusted Net (Loss) Income Attributable to Kennedy Wilson Common Shareholders Per Share	$(0.01)	$0.27	$(0.01)	$0.29

Kennedy-Wilson Holdings, Inc. and Subsidiaries

EBITDA and Adjusted EBITDA

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2011	2010	2011	2010
Net income	$513,000	$9,809,000	$2,592,000	$7,237,000
Add back:
Interest expense	6,228,000	2,180,000	7,757,000	4,294,000
Kennedy-Wilson’s share of interest expense included in investment in joint ventures and loan pool participations	4,843,000	2,378,000	10,309,000	4,209,000
Depreciation and amortization	463,000	296,000	897,000	581,000
Kennedy-Wilson’s share of depreciation and amortization included in investment in joint ventures	3,984,000	2,205,000	7,709,000	4,154,000
Income taxes	172,000	5,950,000	835,000	3,952,000
EBITDA	16,203,000	22,818,000	30,099,000	24,427,000
Merger-related compensation expense	—	—	—	2,225,000
Stock-based compensation	1,298,000	2,006,000	2,465,000	3,921,000

Adjusted EBITDA	$17,501,000	$24,824,000	$32,564,000	$30,573,000